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Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned, the Chief Executive Officer and the Chief Financial Officer of State Bank Financial Corporation (the "Company"), each certify that, to his knowledge:

  1.
  The Annual Report on Form 10-K/A of the Company for the period ended December 31, 2011 as filed with the Securities and Exchange Commission on this date fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

/s/ JOSEPH W. EVANS Joseph W. Evans Chief Executive Officer April 10, 2012
/s/ THOMAS L. CALLICUTT, JR. Thomas L. Callicutt, Jr. Chief Financial Officer April 10, 2012

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  Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002